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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549


                            -----------------------------

                                       FORM 8-K

                                    CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934


                                SBS TECHNOLOGIES, INC.
                            -----------------------------

        Date of Report (Date of earliest event reported):  SEPTEMBER 15, 1997

     NEW MEXICO                   1-10981                    85-0359415
(State of Incorporation)     (Commission File No)      (IRS Employer I.D.   No.)


2400 LOUISIANA BLVD. NE, AFC BLDG. 5, SUITE 600, ALBUQUERQUE, NM     87110
    (Address of Principal Executive Offices)                        (Zip Code)


        Registrant's telephone number, including area code:     (505)875-0600


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    Item 5. Other Events
            Shareholder Rights Plan

         1. Declaration of Dividend. On September 15, 1997, the Board of Directors of SBS Technologies, Inc. (the "Company") declared a dividend of one common share purchase right (a "Right") for each outstanding share of common stock, no par value (the "Common Shares"), of the Company. The dividend is payable on October 10, 1997 (the "Record Date") to the shareholders of record on that date and for each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date. Each Right entitles the registered holder to purchase from the Company six Common Shares of the Company at a price of $20.00 per share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and First Securitiy Bank, National Association, as Rights Agent (the "Rights Agent").

         2. Issuance of Rights Certificate. Until the earlier to occur of (i) the later of the tenth day after the public announcement that an Acquiring Person (who is, unless excepted in the Rights Agreement, together with affiliates and associates, the beneficial owner of 15% or more of the Common Shares of the Company then outstanding) has become such or the Record Date (ii) 10 days (or later date determined by the Board of Directors as specified in the Rights Agreement) following the commencement of, or the public announcement of the intention of a person or group of affiliated or associated persons (other than the Company, a subsidiary of the Company or an employee benefit plan of the Company or a subsidiary) to commence, a tender or exchange offer the consummation of which would result in any person becoming the beneficial owner of Common Shares of the Company aggregating 15% or more of the then outstanding Common Shares, or (iii) the tenth day after the Board of Directors of the Company determines, pursuant to the Rights Agreement, that a person, either alone or together with its affiliates and associates, has at any time after the Rights dividend declaration date become the beneficial owner of an amount of Common Stock which the Board of Directors determines to be substantial (not less than 10% of the shares of Common Stock then outstanding) and a determination by the Board of Directors, after reasonable inquiry that (1) the beneficial ownership by that person is intended to cause the Company to repurchase the Common Stock beneficially owned by that person or to pressure the Company to take action or enter into a transaction or series of transactions intended to provide that person with short-term financial gain under circumstances where the Board of Directors determines that the best long term interests of the Company and its shareholders would not be served by taking that action or entering into those transactions or that series of transactions at that time or (2) the

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beneficial ownership is causing or is reasonably likely to cause a material adverse impact (including but not limited to, impairment of relationships with customers, or the Company's ability to maintain its competitive policy) on the business or prospects of the Company (an "Adverse Person"), the earlier of those dates being the "Distribution Date", the Rights will be evidenced (subject to the Rights Agreement) by the certificates for Common Shares registered in the names of the holders of them and not by separate Rights certificates, and the right to receive Right certificates will be transferable only in connection with the transfer of Common Shares (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company will send or cause to have sent to each record holder of Common Shares as of the Close of Business on the Distribution Date, at the address of the holder on the records of the Company, Right certificate(s) evidencing one Right for each Common Share held (subject to adjustment as provided in the Rights Agreement). Only whole number Rights will be issued; cash will be paid in lieu of fractional Rights.


    Notwithstanding the foregoing, any other person or group of affiliated or associated persons who, at the close of business on September 15, 1997, was the beneficial owner of at least 829,205 Common Shares (which number of shares constituted 15% of the number of Common Shares outstanding on that date) or 552,804 Common Shares (which number of shares constitutes 10% of the number of Shares outstanding on that date) will not be deemed an Acquiring Person or Adverse Person, respectively, unless that person or group of affiliated or associated persons acquires beneficial ownership of additional Common Shares at any time that that person or group of affiliated or associated persons is or thereby becomes the beneficial owner of 15% or 10% or more, respectively, of the Common Shares then outstanding.

         3. Transfer of Rights. The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), (i) the Rights will be transferred with and only with the Common Shares; (ii) new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference; and (iii) the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by that certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and those separate Right certificates alone will evidence the Rights.

         4. Exercise of Rights. The Rights are not exercisable until the Distribution Date. The Rights will expire on September 15, 2007 (the "Final Expiration Date"), unless the Final Expiration

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Date is extended or unless the Rights are earlier redeemed or exchanged by the
Company, in each case, as described below.

         5. Adjustments. The Purchase Price payable, the number of Common Shares covered by each Right, and the number of Rights outstanding are subject to adjustment from time to time to prevent dilution (i) if the Company declares a dividend on the Common Shares payable in Common Shares, subdivides the outstanding Common Shares, combines the outstanding Common Shares into a smaller number of Common Shares, or issues any shares of its capital stock in a reclassification of the Common Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), or (ii) upon the grant to holders of the Common Shares of certain rights or warrants to subscribe for or purchase Common Shares at a price, or securities convertible into Common Shares with a conversion price, less than the then-current market price of the Common Shares, or (iii) upon the distribution to holders of the Common Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Common Shares) or of subscription rights or warrants (other than those referred to above).

         6. Consolidation or Merger. If, after the shares acquisition date, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to purchase, upon the exercise of the Right at the then current Purchase Price, the number of shares of common stock of acquiring company equal to the result of (x) multiplying the then current Purchase Price by the number of Common Shares for which a Right is exercisable and dividing that product by (y) 50% of the current market price per share of common stock of the acquiring company. For example, if at the time of the transaction, the acquiring company's common stock were trading at $120 per share, the Purchase Price of the Rights at the time were $20 per Right share, and each Right represented six shares, then the Right holder would have the right to acquire two shares of the acquiring company for $120.

         7. Acquiring Person and Adverse Person Adjustment. If someone becomes an Acquiring Person or an Adverse Person, each holder of a Right (other than Rights beneficially owned by the Acquiring Person or Adverse Person, which will thereafter be void) will have the right to purchase the number of Common Shares as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of Common Shares for which a Right was exercisable immediately before the event and (y) dividing that product by 50% of the then current per share market price of the Company's Common Shares on the date of the occurrence of the event. For example, if at the time of the event, the Company's common stock were trading at $60 per share, the Purchase Price of the Rights at the time were $20 per Right share, and each Right represented six shares, then the Right holder would have the right

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to purchase four Company Common Shares for $120.

         8. Exchange of Rights. At any time after any person becomes an Acquiring Person or an Adverse Person and before the acquisition by that person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by that person or group, which will have become void), in whole or in part, at an exchange ratio of six Common Shares per Right (subject to adjustment). The Company may, at its option, substitute a series of preferred stock of the Company for Common Shares exchangeable for Rights.

         9. Substitute for Adjustment Shares. If sufficient Common Shares of the Company are not available to permit the exercise in full of the Rights pursuant to the Rights Agreement, the Company will make adequate provision to substitute for Right shares cash, a reduction in the Purchase Price, equity or debt securities of the Company, other assets or any combination of these. If the Company has not made adequate provision to substitute for the Right shares as provided in the Rights Agreement, the Company will deliver Common Shares (to the extent available) and, if necessary, cash, having an aggregate value equal to the excess of the value of the Right shares issuable over the Purchase Price.

         10. Deferred Adjustments and Fractional Shares. With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in that Purchase Price. The Company is not required to issue any fractional Common Shares and in lieu thereof, may pay cash equal to the same fraction of the current market value of a whole Right as of the last trading day before the date the fractional Rights would have been otherwise issuable.

         11.  Redemption.   The Company may, at any time before the (i) later
of the fifteenth day following public announcement that an Acquiring Person has become such or the fifteenth day following the Record Date, or (ii) September 15, 2007, resolve to redeem the Rights on such terms, conditions and schedule as the Board of Directors may determine, all but not less than all of the then outstanding Rights at a redemption price of $.001 per Right, (the "Redemption Price") payable in cash, Common Shares (based on the current market price at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors in its sole discretion. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only remaining right of the holders of Rights will be to receive the Redemption Price.

         12. Amendments. The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including an amendment to (i) cure any ambiguity, (ii) correct or supplement any provision contained in

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the Rights Agreement which may be defective or inconsistent with any other provisions in the Rights Agreement or (iii) change or supplement any provision or make any other provision with respect to the Rights which the Company may deem necessary or desirable, except that from and after such time as any person or group of affiliated or associated persons becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

         13. No Rights as Shareholder. Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

         14. Tax Consequences. While distribution of the Rights will not constitute a taxable event to the shareholders or the Company, the shareholders may, depending on the circumstances, recognize taxable income if the Rights become exercisable for Common Shares (or other consideration) of the Company or for common stock of the acquiring company, as set forth above.

         15. Common Shares. As of September 15, 1997, there were 5,528,035 Common Shares issued and outstanding (and 605,011 Common Shares reserved for issuance). Each outstanding Common Share on October 10, 1997 will receive one Right. As long as the Rights are attached to the Common Shares, the Company will issue one Right for each Common Share which becomes outstanding between October 10, 1997 and the Distribution Date so that all those shares will have attached Rights.

         16. Anti-Takeover. The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group that attempts to acquire the Company without conditioning the offer on redemption of the Rights or on a substantial number of Rights being acquired. The Rights should not interfere with any merger or other business combination approved by the Board of Directors of the Company before the time that the Rights may not be redeemed (as described above) because the Board of Directors may, at its option, at any time before the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 15% or more of the outstanding Common Shares, redeem all but not less than all of the then outstanding Rights at $.001 per Right. The Rights are designed to provide additional protection against abusive takeover tactics such as offers for all shares at less than full value or at an inappropriate time (in terms of maximizing long-term shareholder value), partial tender offers and selective open-market purchases. The Rights are intended to assure that the Company's Board of Directors has the ability to protect shareholders and the Company if efforts are made to gain control of the Company in a manner that is not in the best interests of the Company and its shareholders.

    The Rights Agreement between the Company and the Rights Agent specifying the terms of the Rights, which includes as Exhibit A the Form of Right Certificate, is attached to this Form 8-K as an exhibit. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.

    Item 2.   Exhibits.

              (4.1) Rights Agreement, dated as of September 15, 1997, between SBS Technologies, Inc. and First Security Bank, National Association, which includes as Exhibit A the Form of Right Certificate and a Exhibit B thereto the Summary of Rights to Purchase Common Shares.


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                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SBS Technologies, Inc.

Date: September 22, 1997             /s/ CHRISTOPHER J. AMENSON
                                     --------------------------------------
                                     Christopher J. Amenson,
                                     Chairman of the Board, Chief
                                     Executive Officer









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